Operating Leases - Schedule of Maturity Analysis of Operating Lease Liabilities (Details)	Sep. 30, 2024 USD ($)	Sep. 30, 2024 CNY (¥)
Schedule of Maturity Analysis of Operating Lease Liabilities [Abstract]
Discount rate at commencement	5.40%	5.40%
One year	$ 71,306	¥ 500,400
Two years	71,306	500,400
Three years	71,306	500,400
Four years and thereafter	53,480	375,300
Total undiscounted cash flows	267,398	1,876,500
Less: imputed interest	(54,330)	(381,276)
Operating lease liabilities	$ 213,068	¥ 1,495,224